Results for the Quarter and Fiscal Year Ended September 30, 2010 November 11, 2010 Exhibit 99.3

Cautionary Statement Concerning Forward-Looking Statements
This presentation contains both historical and forward-looking statements. All statements which are not statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements reflect the Company’s current expectations concerning future results, objectives, plans or goals, and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause actual results, performance or achievements to differ. These risks, uncertainties and other factors include, among others: the public acceptance of the Company’s programs, motion pictures and other entertainment content on the various platforms on which they are distributed; technological developments and their effect in the Company’s markets and on consumer behavior; the impact of piracy; competition for audiences and distribution; fluctuations in the Company’s results due to the timing, mix and availability of the
Company’s motion pictures; economic conditions generally, and in advertising and retail markets in particular;
changes in the Federal communications laws and regulations; other domestic and global economic, business, competitive and/or regulatory factors affecting the Company’s businesses generally; and other factors described in the Company’s news releases and filings with the Securities and Exchange Commission, including its annual report on Form 10-K and reports on Form 10-Q and Form 8-K. The forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company does not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances. Reconciliations for any non-GAAP financial information contained in this presentation are included in this presentation or found on the Company’s website at www.viacom.com.
This presentation is a supplement to, and should be read in conjunction with, Viacom’s earnings release for the quarter and the nine-month fiscal year ended September 30, 2010. As previously announced, Viacom changed its fiscal year end to September 30 commencing with the fiscal year
2010. Viacom also announced that it plans to sell Harmonix, which developed the Rock Band music video game franchise. Accordingly, the Company reclassified the business as a discontinued
operation and has recast its results from previous periods to reflect this change.

($ In Millions, except per share amounts)
Reported Results
Note: n/m – not meaningful
Quarter ended Nine months ended
September 30, September 30,
2010      B/(W) 2009 2010      B/(W) 2009
Revenues 3,330 $    5% 9,337 $    1%
Expenses (2,387) (5%) (6,828) 2%
D&A (72) 6% (222) 5%
Equity-Based
Compensation
(34) (13%) (80) (13%)
Restructuring -               - -               n/m
Operating Income 837 4% 2,207 16%
Net Earnings from
Continuing Operations
Attributable to Viacom
488 7% 1,175 23%
Diluted EPS from
Continuing Operations
0.80 7% 1.92 22%
Weighted Average
Diluted Shares
611.3 - 610.7 -

See page 5 for footnotes and pages 15 - 20 for a reconciliation to GAAP results.
($ In Millions, except per share amounts)
Adjusted Results
Quarter ended Nine months ended
September 30, September 30,
2010      B/(W) 2009 2010      B/(W) 2009
Revenues 3,330 $    5% 9,337 $    1%
Expenses
(2,387) (5%) (6,828) 2%
D&A (72) 6% (222) 5%
Equity-Based Compensation (34) (13%) (80) (13%)
Adjusted Operating Income
837 4% 2,207 14%
Adjusted Net Earnings from
Continuing Operations
Attributable to Viacom
461 7% 1,148 20%
Adjusted Diluted EPS from
Continuing Operations
0.75 6% 1.88 20%
Weighted Average
Diluted Shares
611.3 - 610.7 -
(1) (2) (1) (2)

Footnotes
1. Adjusted results for the quarter and nine months ended September 30, 2010 exclude $27 million of discrete tax benefits principally related to the disposition of certain assets
($0.05 per share for the quarter and $0.04 per share for the nine months).
2. Adjusted results for the quarter ended September 30, 2009 exclude an $84 million pre-tax loss on the early extinguishment of a portion of the Company’s 5.75% Senior Notes due
2011 ($52 million after-tax, $0.08 per share) and $74 million of discrete tax benefits, the majority of which were the result of effectively settled audits ($0.12 per share).
Adjusted results for the nine months ended September 30, 2009 exclude the loss on the early extinguishment of the Company’s 5.75% Senior Notes due 2011 ($0.09 per share)
and the discrete tax benefits ($0.12 per share) noted above, and $33 million of pre-tax severance expenses ($21mm after-tax, $0.03 per share) attributable to the Media Networks and Filmed Entertainment segments, which occurred in the 2nd quarter of 2009.

Free Cash Flow
($ In Millions)
1) See Page 22 for information on the reduction in asset securitization and debt extinguishment premium paid in 2009, the definitions of operating free cash flow and free cash flow, and reconciliations to cash provided by operations.
Note: n/m – not meaningful
Quarter ended Nine months ended
September 30, September 30,
2010      B/(W) 2009 2010      B/(W) 2009
Operating Income 837 $       4% 2,207 $    16%
Depreciation & Amortization 72 (6%) 222 (5%)
Capital Expenditures (59) (69%) (105) (40%)
Cash Interest (53) (8%) (270) (1%)
Cash Taxes
(295) n/m (806) n/m
Working Capital & Other (191) n/m (216) 50%
Operating Free Cash Flow
(1)
311 $       (55%) 1,032 $    1%
Discontinued Operations, net (6)             n/m 10            n/m
Reduction in
Asset Securitization
(1)
-               n/m -               n/m
Debt Retirement Premium
(1)
-               n/m -               n/m
Free Cash Flow
(1)
305 $       (43%) 1,042 $    59%

$750
$600
$193
$837
$250
$1,500
$500
$550
$1,750
$250
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Debt & Cash
($ In Millions)
Note: Chart excludes capital leases and other obligations. Maturity dates in the chart are on a fiscal year basis.
At 9/30/10, we had a single $3.25 billion credit facility due December 2010, which we terminated in October 2010 in connection with entering into a new $2.0 billion credit facility.  At 9/30/10, no amounts were outstanding under the
$3.25 billion facility.
Public Debt
Cash & Cash Equivalents
September 30, 2010
Bank Debt / Commercial Paper 0 $
Total Floating Rate Debt
0 $
5.75% Senior Notes due April 2011 193
4.375% Senior Notes due September 2014 597
4.25% Senior Notes due September 2015 250
6.25% Senior Notes due April 2016 1,496
6.125% Senior Notes due October 2017 497
5.625% Senior Notes due September 2019 554
6.875% Senior Debentures due April 2036 1,735
6.75% Senior Debentures due October 2037 248
6.85% Senior Notes due December 2055 750
Capital Leases and Other Obligations 432
Total Fixed Rate Debt 6,752
Total Debt
6,752 $
Cash & Cash Equivalents 837 $
Net Debt
5,915 $
Fiscal Year

Share Repurchases
(In Millions)
Note: Commenced repurchases under the $4 billion stock repurchase program on October 1, 2010.
Quarter Ended
September 30, 2010
October 1 through
November 10, 2010
Cost of Repurchase n/a $162
Shares Repurchased n/a 4.3

SEGMENT HIGHLIGHTS

Media Networks – Revenues by Type
($ In Millions)
Quarter ended Nine months ended
September 30, September 30,
2010      B/(W) 2009 2010      B/(W) 2009
Advertising 1,169 $    7% 3,251 $    5%
Affiliate 799 10% 2,372 10%
Ancillary 160 1% 454 11%
Total 2,128 $    8% 6,077 $    7%

Media Networks – Financial Results
($ In Millions)
Note: n/m – not meaningful
Quarter ended Nine months ended
September 30, September 30,
2010      B/(W) 2009 2010      B/(W) 2009
Revenues 2,128 $    8% 6,077 $    7%
Expenses (1,207) (7%) (3,530) (7%)
D&A (48) 8% (148) 2%
Adjusted Operating
Income
873 9% 2,399 9%
Equity-Based
Compensation
(11) 15% (27) (4%)
Restructuring
Charges
-               n/m -               n/m
Operating Income
862 $       9% 2,372 $    10%

Filmed Entertainment – Revenues by Type
($ In Millions)
Quarter ended Nine months ended
September 30, September 30,
2010      B/(W) 2009 2010      B/(W) 2009
Theatrical 372 $       3% 1,283 $    4%
Home Entertainment 406 (13%) 951 (30%)
TV License Fees 372 18% 938 -
Ancillary 81 4% 190 12%
Total 1,231 $    1% 3,362 $    (9%)

Filmed Entertainment – Significant Theatrical Releases
Qtr ended September 30, 2010 Qtr ended September 30, 2009
The Last Airbender G.I. Joe: The Rise of Cobra
Dinner for Schmucks The Goods: Live Hard, Sell Hard

Filmed Entertainment – Financial Results
($ In Millions)
Note: n/m – not meaningful
Quarter ended Nine months ended
September 30, September 30,
2010      B/(W) 2009 2010      B/(W) 2009
Revenues 1,231 $    1% 3,362 $    (9%)
Expenses (1,157) (3%) (3,255) 11%
D&A (22) 8% (69) 8%
Adjusted Operating
Income
52 (29%) 38 n/m
Equity-Based
Compensation
(2)             50% (5)             17%
Restructuring
Charges
-               n/m -               n/m
Operating Income
50 $         (28%) 33 $         n/m

APPENDIX RECONCILIATIONS

Supplemental Disclosures:
Non-GAAP Financial Information
Non-GAAP measures, including consolidated operating free cash flow, free cash flow and adjusted results that exclude restructuring charges, early extinguishment of debt and discrete tax benefits, are relevant and useful information for investors because they clarify the Company's actual operating performance, make it easier to compare the Company's results with those of other companies and allow investors to review performance in the same way as the Company's management.
These measures are not calculated in accordance with GAAP. They should not be considered in isolation of, or as a substitute for, cash flow provided by operations, operating income, net earnings from continuing operations attributable to Viacom and diluted EPS as indicators of operating performance and they may not be comparable to similarly titled measures employed by other companies.

Supplemental Disclosures:
Non-GAAP Financial Information
($ In Millions)
Quarter ended September 30, 2010
Operating
Income
Pre-tax
Earnings from
Continuing
Operations
(1)
Net Earnings
from Continuing
Operations
Attributable to
Viacom
(2)
Diluted EPS
from
Continuing
Operations
Reported Results 837 $          724 $                    488 $                        0.80 $
Factors affecting
comparability:
Discrete Tax
Benefits
(5)
-                  -                            (27)                           (0.05)
Adjusted Results
837 $          724 $                    461 $                        0.75 $
See page 20 for footnotes.

Supplemental Disclosures:
Non-GAAP Financial Information
($ In Millions)
Nine Months Ended September 30, 2010
Operating
Income
Pre-tax
Earnings from
Continuing
Operations
(1)
Net Earnings
from Continuing
Operations
Attributable to
Viacom
(2)
Diluted EPS
from
Continuing
Operations
Reported Results 2,207 $       1,812 $                1,175 $                     1.92 $
Factors affecting
comparability:
Discrete Tax
Benefits
(5)
-                  -                            (27)                           (0.04)
Adjusted Results
2,207 $       1,812 $                1,148 $                     1.88 $
See page 20 for footnotes.

Supplemental Disclosures:
Non-GAAP Financial Information
($ In Millions)
Quarter ended September 30, 2009
Operating
Income
Pre-tax
Earnings from
Continuing
Operations
(1)
Net Earnings
from Continuing
Operations
Attributable to
Viacom
(2)
Diluted EPS
from
Continuing
Operations
Reported Results 801 $          596 $                    454 $                        0.75 $
Factors affecting
comparability:
Extinguishment
of Debt
(4)
-                  84                         52                             0.08
Discrete Tax
Benefits
(5)
-                  -                            (74)                           (0.12)
Adjusted Results
801 $          680 $                    432 $                        0.71 $
See page 20 for footnotes.

Supplemental Disclosures:
Non-GAAP Financial Information
($ In Millions)
Nine Months Ended September 30, 2009
Operating
Income
Pre-tax
Earnings from
Continuing
Operations
(1)
Net Earnings
from Continuing
Operations
Attributable to
Viacom
(2)
Diluted EPS
from
Continuing
Operations
Reported Results 1,904 $       1,391 $                954 $                        1.57 $
Factors affecting
comparability:
Restructuring
Charges
(3)
33               33                         21                             0.03
Extinguishment
of Debt
(4)
-                  84                         52                             0.09
Discrete Tax
Benefits
(5)
-                  -                            (74)                           (0.12)
Adjusted Results
1,937 $       1,508 $                953 $                        1.57 $
See page 20 for footnotes.

1. Pre-tax earnings from continuing operations represent earnings before provision for income taxes.
2. The tax impact has been calculated using the rates applicable to the adjustments presented.
3. For the nine months ended September 30, 2009, adjusted results exclude $33 million of severance expenses attributable to the Media Networks and Filmed Entertainment segments, which occurred in the 2nd quarter of 2009.
4. For the quarter and nine months ended September 30, 2009, adjusted results exclude an
$84 million pre-tax loss on the early extinguishment of a portion of the Company’s 5.75%
Senior Notes due 2011.
5. For the quarter and nine months ended September 30, 2010, adjusted results exclude $27 million of discrete tax benefits primarily related to the disposition of certain assets.  For the quarter and nine months ended September 30, 2009, adjusted results exclude $74 million of the discrete tax benefits, the majority of which were the result of effectively settled audits.
Footnotes – Pages 16 - 19

Supplemental Disclosures:
Non-GAAP Financial Information
1) The Company defines free cash flow as cash provided by operations minus capital expenditures.  Free cash flow is a non-GAAP measure.  Management believes free cash flow provides investors with an important perspective on the
Company’s liquidity, including ability to service debt and make investments in our businesses.
2) For comparison purposes, 2010 and 2009 operating free cash flow exclude discontinued operations. 2009 operating free cash flow also excludes a loss on the early extinguishment of a portion of the Company’s 5.75% Senior Notes due 2011 of $84 million and a scheduled reduction in the level of participation by a sponsor in one of the Company’s asset securitization programs, which the Company elected not to replace, of $175 million.  The Company terminated its asset securitization programs in April 2010.
3) The Company defines operating free cash flow as cash provided by operations minus capital expenditures plus (or minus) uses (or sources) of cash related to its asset securitization program, the early extinguishment of debt and discontinued operations.  Operating free cash flow is a non-GAAP measure.  Management believes operating free cash flow provides investors with an important perspective on the Company’s liquidity from ongoing activities.
Quarter ended Nine months ended
September 30, September 30,
2010       2009       2010       2009
Cash Provided By Operations 364 $         572 $         1,147 $      732 $
Capital Expenditures
(59) (35) (105) (75)
Free Cash Flow
(1)
305 $         537 $         1,042 $      657 $
Discontinued Operations, net
6                70              (10)            106
Reduction in Asset Securitization
(2)
-                -                -                175
Debt Retirement Premium
(2)
-                84              -                84
Operating Free Cash Flow
(3)
311 $         691 $         1,032 $      1,022 $